PROSPECTUS	December 23, 2010 (As Supplemented December 29, 2010)

Prudential International Equity Fund

Prudential International Equity Fund
Class A: PJRAX	Class L: DEILX
Class B: PJRBX	Class M: DEIMX
Class C: PJRCX	Class X: DEIQX
Class F: N/A	Class Z: PJIZX

FUND TYPE

International Stock

OBJECTIVE

Long-term growth
of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
8	MANAGEMENT OF THE FUND
9	BUYING AND SELLING FUND SHARES
9	TAX INFORMATION
9	FINANCIAL INTERMEDIARY COMPENSATION

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVES AND POLICIES
11	OTHER INVESTMENTS AND STRATEGIES
13	INVESTMENT RISKS

18	HOW THE FUND IS MANAGED
18	BOARD OF DIRECTORS
18	MANAGER
19	INVESTMENT SUBADVISER
19	PORTFOLIO MANAGERS
19	DISTRIBUTOR
20	DISCLOSURE OF PORTFOLIO HOLDINGS

21	FUND DISTRIBUTIONS AND TAX ISSUES
21	DISTRIBUTIONS
22	TAX ISSUES
23	IF YOU SELL OR EXCHANGE YOUR SHARES

25	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
25	HOW TO BUY SHARES
39	HOW TO SELL YOUR SHARES
45	HOW TO EXCHANGE YOUR SHARES

49	FINANCIAL HIGHLIGHTS
49	INTRODUCTION

58	GLOSSARY
58	FUND INDEXES

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 28 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 64.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class F	Class L	Class M	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None	5.75%	None	None	None
Maximum deferred sales charge (load)	1%	5%	1%	5%	1%	6%	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	$15	$15	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class F	Class L	Class M	Class X	Class Z
Management fees	.81	.81	.81	.81	.81	.81	.81	.81
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.75	.50	1.00	1.00	None
+ Other expenses	.46	.46	.46	.46	.46	.46	.46	.46
= Total annual Fund operating expenses	1.57	2.27	2.27	2.02	1.77	2.27	2.27	1.27

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$701	$1,018	$1,358	$2,315	$701	$1,018	$1,358	$2,315
Class B	730	1,009	1,315	2,347	230	709	1,215	2,347
Class C	330	709	1,215	2,605	230	709	1,215	2,605
Class F	705	934	1,188	2,179	205	634	1,088	2,179
Class L	745	1,100	1,479	2,539	745	1,100	1,479	2,539
Class M	830	1,109	1,415	2,430	230	709	1,215	2,430
Class X	830	1,109	1,515	2,605	230	709	1,215	2,605
Class Z	129	403	697	1,534	129	403	697	1,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We look for investments that we think will increase in value over time. We seek to achieve our objective through investment in equity and equity-related securities of foreign (non-U.S. based) companies. Under normal circumstances, we invest at least 80% of the Fund's investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies.

We manage a portfolio that includes both growth and value stocks and seeks to outperform the general international equity market. Under our core equity style of investing, selection of securities for the Fund's portfolio will utilize a combination of active stock selection and risk management based on a number of different factors and criteria, including growth potential, valuation, liquidity and investment risk.

While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity and Equity-Related Securities Risks. There is the risk that the value of a particular security could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund's holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may invest in companies that reinvest their earnings rather than distribute them to shareholders. To the extent the Fund does invest in such companies, the Fund is not likely to receive significant dividend income on its portfolio securities.

Foreign Securities Risk. Investing in securities of non-U.S. issuers (including Yankee Obligations) generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines.

Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Country Risk. The likelihood that changes in the business environment adversely affects operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events contributing to companies' operational risks.

Core Style Risk. The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a securities intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Geographic Concentration Risk. Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

Illiquid Securities Risk. The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Capitalization Risk. Although the Fund intends to primarily invest in large capitalization companies, the Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and medium-sized companies are less stable than the prices of large company stocks and may present greater risks. In exchange for the potentially lower risks of investing in large capitalization companies, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on smaller capitalized companies.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class A Shares)[1]
Best Quarter: 2nd Quarter 2009 27.41% Worst Quarter: 3rd Quarter 2001 -24.32%

1 These annual total returns do not include sales charges. If sales charges were included, the annual total returns would be lower than those shown. In reviewing these returns, investors should note that prior to December 8, 2003, the Fund was subadvised by Jennison Associates LLC utilizing a growth style of investing. The Fund's previous prospectus presented returns for Class B shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. The total return of the Fund's Class A shares from 1-1-10 to 9-30-10 was 0.51%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares	22.33	-0.02	-4.65
Class C shares	26.11	0.13	-4.67
Class F shares	22.67	N/A	-10.45
Class L shares	20.66	N/A	-12.63
Class M shares	21.33	N/A	-12.40
Class X shares	21.33	N/A	-12.40
Class Z shares	28.38	1.12	-3.73

Class A Shares %
Return Before Taxes	21.24	-0.24	-4.49
Return After Taxes on Distributions	20.94	-0.74	-4.74
Return After Taxes on Distributions and Sale of Fund Shares	14.21	-0.28	-3.72

° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. The Fund's previous prospectus presented returns for Class B shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
MSCI EAFE Index	31.78	3.54	-
Lipper International Large-Cap Core Average	29.55	3.39	-

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Jacob Pozharny, PhD	Managing Director	October 2009
		John Van Belle, PhD	Managing Director	December 2003

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is to seek long-term growth of capital. This means we look for investments that we think will increase in value over time. We seek to achieve our objective through investment in equity and equity-related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;
  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
  it maintains 50% or more of its assets in one or more foreign countries;
  it is organized under the laws of a foreign country; or
  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

Under normal conditions, we intend to invest at least 80% of our investable assets (net assets plus borrowings made for investment purposes) in common stock and preferred stock of foreign companies. The Fund will provide 60 days' prior written notice to shareholders of a change in this non-fundamental policy. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not in the U.S. We invest in securities of the issuers of any market capitalization size.

The principal types of equity-related securities which the Fund invests are common stock and preferred stock. In addition to common stock and preferred stock, the Fund may invest in other equity-related securities that include, but are not limited to, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock, and master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities.

For more information, see Investment Risks and the SAI. The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

We use an investment process that combines active stock selection and risk management. Our process evaluates each stock's growth potential, valuation, liquidity and investment risk. The investment process is designed to add value primarily through stock selection. Our process emphasizes fast growing stocks with positive changes in fundamentals and slowing growing stocks selling at a discount to fundamentals.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Exchange Traded Funds. The Fund may invest in securities of exchange traded funds (ETFs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that generally hold a portfolio of common stocks or bonds designed to generally correspond to the price and yield performance of a specific securities index. Such holdings are subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international orientation. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock.

Fixed-Income Obligations, Including Bonds and Money Market Instruments. Fixed-income obligations include bonds and notes. The Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively). The Fund also may invest in obligations that are not rated, but that the subadviser believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization. The Fund uses money market instruments for cash management purposes only.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. The portfolio turnover rates for the Fund are shown in the table below.

Portfolio Turnover Rate (Fiscal Years Ended October 31)
2010	96%
2009	76%
2008	74%

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Equity and Equity-Related Securities
Risks	Potential Rewards

  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk - the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S. which may adversely affect the payment on such securities.
  Subject to possible seizure or nationalization of foreign deposits.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Subject to potential imposition of foreign withholding taxes on income payable on the securities.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.
  Transactional costs relating to investment in foreign securities generally are more expensive than U.S. securities markets.
  Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment eligible to qualified dividend income.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Non-Principal Investment Strategies

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Money Market Instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Investment-Grade Bonds
Risks	Potential Rewards

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments.
  Market risk - the risk that bonds or other debt instruments may lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.
  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.
  Generally more secure than lower quality bonds and generally more secure than stocks since companies generally must pay amounts due on their bonds before they can pay stock dividends.
  Most bonds will rise in value when interest rates fall.
  Principal and interest on government securities may be guaranteed by the issuing government.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Principal & Non-Principal Strategies: Investment Limits

  Foreign Securities: At least 80%; up to 100%. Up to 30% in emerging markets securities
  Equity & equity-related: At least 80%; up to 100%
  Derivatives: Up to 25% of net assets
  Money market instruments: Up to 100% of total assets on temporary basis
  Investment-grade bonds: Up to 20%
  Illiquid Securities: Up to 15% of net assets

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended October 31, 2010, the Fund paid PI effective management fees of .81% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of October 31, 2010, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $139.2 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with non-affiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders for the Fund's most recent fiscal year, which is available at the end of December each year.

INVESTMENT SUBADVISER

Quantitative Management Associates LLC (QMA) serves as the subadviser. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of September 30, 2010, QMA managed approximately $73 billion in assets, including approximately $21.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

Jacob Pozharny, PhD is a Managing Director for Quantitative Management Associates (QMA). Jacob heads research and portfolio management for International Quantitative Core Equity and all non U.S. strategies. Jacob was previously a Managing Director and head of International Quantitative Equity at the TIAA-CREF organization and Teachers Advisors, Inc., where he was responsible for quantitative stock selection and portfolio construction for the international portfolios. Earlier in his career, Jacob held positions at the University of California, Nicholas-Applegate Capital Management and the Federal Reserve. He earned a BA in Economics, an MS in Statistics, an MS in Finance and Applied Economics, and a PhD in Applied Statistics from the University of California.

John Van Belle, PhD is a Managing Director of QMA. John manages QMA's global and non-US Enhanced Index portfolios and leads QMA's International team. He joined QMA's predecessor in 1983. Previously, John was a vice president in Currency Management Consulting Groups at both Bankers Trust and Citibank. He began his career in the research department at the Federal Reserve Bank of New York. He taught Economics and Finance at the University of Virginia and Rutgers Graduate School of Management. He has published numerous articles in the fields of Economics and Finance. John earned a BS in Economics from St. Joseph's College and holds a PhD in Economics from the University of Virginia.

Additional information about the portfolio managers, their compensation, other accounts that they manage and ownership of securities in the Fund may be found in the SAI.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. Prudential Annuities Distributors, Inc. (PAD), together with PIMS (together, the Distributors) distributes the Fund's Class L, M and X shares. The Fund has Distribution and Service Plans (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS and PAD, as applicable, pay the expenses of distributing the Fund's Class A, B, C, F, L, M, X and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS, as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class F, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1.00%, 1.00%, .75%, .50%, 1.00% and 1.00% (excluding any applicable fee waivers), respectively.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an individual retirement account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate, or certain type of trust will be subject to a 3.8% Medicare tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend and/or capital gains distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next Net Asset Value (NAV) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see Additional Shareholder Services in the next section.

The chart below sets forth the expected minimum frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

Exchanging your shares of the Fund for the shares of another Prudential Investments mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class F, Class M and Class X Shares

The conversion of Class B, Class F, ''Class M, or Class X shares of a Fund – which happens automatically approximately every seven, seven, eight or ten years, respectively, after purchase – is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class F, ''Class M and Class X Shares Automatically Convert to Class A Shares" in the "How to Buy, Sell and Exchange Shares of the Fund" section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to limited groups of investors. Class F, Class L, Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Prudential Investments Funds, except that Class F shares may exchange into Class B shares of certain other Prudential Investments Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%.
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge (or in certain instances, CDSC) vs. Class B's CDSC vs. Class C's lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class F	Class L	Class M	Class X	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	None
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100	$100	None
Maximum initial sales charge	5.5% of the public offering price	None	None	None	5.75% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% (if redeemed prior to 12 months of purchase)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% on sales made within 12 months of purchase	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5) 1%(Yr.6) 0%(Yr.7)	1% if redeemed prior to 12 months of purchase	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 3%(Yr.4) 2%(Yr.5) 2%(Yr.6) 1%(Yr.7) 0%(Yr.8)	6%(Yr.1) 5%(Yr.2) 4%(Yr.3) 4%(Yr.4) 3%(Yr.5) 2%(Yr.6) 2%(Yr.7) 1%(Yr.8) 0%(Yr.9/10)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.75 of 1%	.50 of 1%	1%	1%	None

Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, Class C, Class F, Class L, Class M, or Class X account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Account Maintenance Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares.
° With respect to Class F, Class L and Class M shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M and Class X shares, respectively. The distribution fee for Class F is up to .75 of 1% (including the .25 of 1% service fee), the Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B, Class F, Class M, and Class X Shares Automatically Convert to Class A Shares

If you buy Class B or Class F shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years, or if you acquire Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B, Class F, Class M or Class X shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class F, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class F, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class F, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class F, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class F, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class F, Class M or Class X shares converted. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B and Class F shares and monthly for Class M and Class X shares, not on the anniversary date of your purchase. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Prudential Investments Mutual Funds

Prudential Investments Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Prudential Investments Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Prudential Investments mutual fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Prudential Investments mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Prudential Investments mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Prudential Investments mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Prudential Investments mutual fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange (NYSE) (generally, 4:00 pm Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee (Valuation Committee) consisting of representatives of the Manager and subadviser or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for a security or provides an evaluated price that, in the judgment of the Manager (or subadviser), does not represent fair value. Securities that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor, if it is determined that market quotations from those non-U.S. markets are not reliable, based on market movements after the close of the relevant non-U.S. markets.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class F	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC if you purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase.
° CDSC for Class C shares applies to shares sold within 12 months of purchase.

If you sell Class B or Class F shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B and Class F shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares,
  Any bonus shares received by investors when purchasing Class X shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B and Class F shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B and Class F shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares — which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on the shares NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X shares purchased after January 1, 2002, the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except that for Class M and Class X share purchases, the rate decreases on the first day of the anniversary month of your purchase, not the anniversary date itself).

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B, Class F or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class F, Class M and Class X Shares
The CDSC will be waived if the Class B, Class F, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the Statement of Additional Information. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B and Class F shares, if you paid a CDSC when you redeemed your Class B or Class F shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other Prudential Investments mutual funds, except that Class F shares may exchange into Class B shares of certain other Prudential Investments Funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Prudential Investments mutual fund, but you cannot exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class X or Class Z shares. Class B, Class F and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B, Class C or Class F shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for such exchanges. However, if you exchange - and then sell - shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B, Class C or Class F shares into a money market fund, the time you hold the Class B, Class C or Class F shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, when available, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for he fiscal years ended October 31, 2010, 2009, 2008, 2007 and 2006. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

CLASS A SHARES

(fiscal years ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	2007(a)	2006
Net Asset Value, Beginning of Year	$5.77	$4.80	$10.49	$8.54	$6.84
Income (loss) from investment operations:
Net investment income	.08	.08	.16	.16	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.06	(5.37)	1.92	1.66
Total from investment operations	.44	1.14	(5.21)	2.08	1.74
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.17)	(.14)	(.13)	(.04)
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.10)	(.17)	(.48)	(.13)	(.04)
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$6.17	$5.77	$4.80	$10.49	$8.54
Total return(b)	8.78%	24.65%	(51.87)%	24.68%	25.55%

Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$260,555	$275,993	$246,234	$557,878	$67,123
Average net assets (000)	257,553	$240,744	$438,831	$438,194	$52,174
Ratios to average net assets(c):
Expenses, including distribution fees and service (12b-1) fees(d)	1.57%	1.54%	1.43%	1.34%	1.40%
Expenses, excluding distribution fees and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	1.35%	1.75%	1.94%	1.60%	1.23%
For Class A, B, C, F, L, M, X and Z shares:
Portfolio turnover rate	96%	76%	74%	114%	60%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include the expenses of the underlying funds in which the Series invests.
(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008.

CLASS B SHARES

(fiscal years ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	2007(a)	2006
Net Asset Value, Beginning of Year	$5.56	$4.61	$10.09	$8.22	$6.59
Income (loss) from investment operations:
Net investment income	.04	.05	.09	.06	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.88	1.59
Total from investment operations	.39	1.07	(5.07)	1.94	1.63
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.07)	(.12)	(.41)	(.07)	-
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$5.94	$5.56	$4.61	$10.09	$8.22
Total return(b)	8.11%	23.82%	(52.22)%	23.73%	24.73%

Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$9,160	$9,976	$11,205	$32,905	$46,330
Average net assets (000)	$9,246	$9,229	$22,786	$39,205	$45,041
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	2.15%
Expenses, excluding distribution fees and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	.66%	1.06%	1.17%	.67%	.46%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include the expenses of the underlying funds in which the Series invests.

CLASS C SHARES

(fiscal years ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	2007(a)	2006
Net Asset Value, Beginning of Year	$5.56	$4.61	$10.09	$8.22	$6.59
Income (loss) from investment operations:
Net investment income	.04	.05	.09	.10	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.84	1.59
Total from investment operations	.39	1.07	(5.07)	1.94	1.63
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.07)	(.12)	(.41)	(.07)	-
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$5.94	$5.56	$4.61	$10.09	$8.22
Total return(b)	8.11%	23.83%	(52.22)%	23.73%	24.73%

Ratio/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$26,625	$29,326	$28,858	$75,010	$13,825
Average net assets (000)	$26,974	$26,677	$55,111	$53,765	$13,478
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%	2.15%
Expenses, excluding distribution fees and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	.66%	1.06%	1.19%	1.03%	.47%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include the expenses of the underlying funds in which the Series invests.

CLASS F SHARES

(fiscal years/period ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	December 18, 2006 (e)through October 31, 2007
Net Asset Value, Beginning of Period	$5.56	$4.62	$10.11	$8.56
Income from investment operations:
Net investment income	.05	.06	.11	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.01	(5.17)	1.46
Total from investment operations	.40	1.07	(5.06)	1.55
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.13)	(.09)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.08)	(.13)	(.43)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.62	$10.11
Total return(b):	8.35%	24.04%	(52.10)%	18.11%

Ratios/Supplemental Data
Net assets, end of period (000)	$3,355	$5,226	$8,171	$28,728
Average net assets (000)	$4,064	$5,769	$18,310	$33,219
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.02%	1.99%	1.90%	1.84%(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%(d)
Net investment income	.95%	1.35%	1.37%	1.13%(d)

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Series invests.
(d) Annualized.
(e) Inception date of Class F shares.

CLASS L SHARES

(fiscal years/period ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	March 19, 2007(e) through October 31, 2007
Net Asset Value, Beginning of Period	$5.77	$4.79	$10.48	$8.92
Income from investment operations:
Net investment income	.07	.07	.14	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	1.06	(5.38)	1.45
Total from investment operations	.43	1.13	(5.24)	1.56
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.15)	(.11)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.09)	(.15)	(.45)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$6.17	$5.77	$4.79	$10.48
Total return(b):	8.59%	24.49%	(52.07)%	17.49%

Ratios/Supplemental Data
Net assets, end of period (000)	$10,919	$12,342	$12,621	$34,433
Average net assets (000)	$11,216	$11,250	$24,942	$35,182
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.77%	1.74%	1.65%	1.59%(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%(d)
Net investment income	1.16%	1.56%	1.68%	1.82%(d)

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Series invests.
(d) Annualized.
(e) Inception date of Class L shares.

CLASS M SHARES

(fiscal years/period ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	March 19, 2007(e) through October 31, 2007
Net Asset Value, Beginning of Period	$5.56	$4.61	$10.09	$8.63
Income from investment operations:
Net investment income	.04	.05	.07	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.14)	1.38
Total from investment operations	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.07)	(.12)	(.41)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.61	$10.09
Total return(b):	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,985	$6,622	$11,467	$68,244
Average net assets (000)	$4,441	$7,957	$34,319	$76,639
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%(d)
Net investment income	8.11%	1.09%	.92%	1.41%(d)

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Series invests.
(d) Annualized.
(e) Inception date of Class M shares.

CLASS X SHARES

(fiscal years/ period ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	March 19, 2007 (e) through October 31, 2007
Net Asset Value, Beginning of Period	$5.56	$4.61	$10.09	$8.63
Income from investment operations:
Net investment income	.04	.05	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	1.02	(5.16)	1.38
Total from investment operations	.39	1.07	(5.07)	1.46
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.12)	(.07)	-
Distributions from net realized gains	-	-	(.34)	-
Total dividends and distributions	(.07)	(.12)	(.41)	-
Capital Contributions	.06	-	-	-
Net asset value, end of period	$5.94	$5.56	$4.61	$10.09
Total return(b):	8.11%	23.82%	(52.22)%	16.92%

Ratios/Supplemental Data
Net assets, end of period (000)	$3,067	$5,957	$8,597	$25,428
Average net assets (000)	$4,020	$6,611	$17,864	$25,351
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.27%	2.24%	2.15%	2.09%(d)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%(d)
Net investment income	.66%	1.10%	1.18%	1.30%(d)

(a) Calculated based on average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c) Does not include the expenses of the underlying funds in which the Series invests.
(d) Annualized.
(e) Inception date of Class X shares.

CLASS Z SHARES

(fiscal years ended 10/31)

Per Share Operating Performance	2010(a)	2009(a)	2008(a)	2007(a)	2006
Net Asset Value, Beginning of Year	$5.82	$4.85	$10.60	$8.62	$6.90
Income (loss) from investment operations:
Net investment income	.13	.10	.18	.16	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33	1.06	(5.43)	1.97	1.65
Total from investment operations	.46	1.16	(5.25)	2.13	1.77
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.19)	(.16)	(.15)	(.05)
Distributions from net realized gains	-	-	(.34)	-	-
Total dividends and distributions	(.12)	(.19)	(.50)	(.15)	(.05)
Capital Contributions	.06	-	-	-	-
Net asset value, end of year	$6.22	$5.82	$4.85	$10.60	$8.62
Total return(b)	8.98%	24.95%	(51.77)%	25.05%	25.86%

Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$44,833	$229,771	$169,874	$353,771	$243,572
Average net assets (000)	$149,685	$184,038	$285,097	$301,553	$214,969
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Expenses, excluding distribution fees and service (12b-1) fees	1.27%	1.24%	1.15%	1.09%	1.15%
Net investment income	2.12%	2.05%	2.22%	1.73%	1.48%

(a) Calculated based on average shares outstanding during the year.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c) Does not include the expenses of the underlying funds in which the Series invests.

GLOSSARY

FUND INDEXES

MSCI EAFE ND Index. The Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index is a weighted unmanaged index of performance that reflects stock price movements of developed-country markets in Europe, Australasia and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the MSCI EAFE ND Index may be very different from those in the Fund. Source: Lipper Inc.

Lipper Average. The Lipper Average is based on the average return of all mutual funds in the Lipper International Large-Cap Core Funds category. Returns do not include the effect of any sales charges or taxes. Returns would be lower if sales charges or taxes were reflected. Source: Lipper Inc.

Back Cover

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Prudential International Equity Fund
Share Class	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883
MF190STAT	The Fund's Investment Company Act File No. 811-03981

PROSPECTUS	December 23, 2010 (As Supplemented December 29, 2010)

Prudential International Value Fund

Prudential International Value Fund
Class A: PISAX	Class C: PCISX
Class B: PISBX	Class Z: PISZX

FUND TYPE

International Stock

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Prudential Investments, Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Table of Contents

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
8	BUYING AND SELLING SHARES OF THE FUND
8	TAX INFORMATION
9	FINANCIAL INTERMEDIARY COMPENSATION

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVE AND POLICIES
12	OTHER INVESTMENTS AND STRATEGIES
15	INVESTMENT RISKS

20	HOW THE FUND IS MANAGED
20	BOARD OF DIRECTORS
20	MANAGER
21	INVESTMENT SUBADVISERS
21	PORTFOLIO MANAGERS
22	DISTRIBUTOR
22	DISCLOSURE OF PORTFOLIO HOLDINGS

23	FUND DISTRIBUTIONS AND TAX ISSUES
23	DISTRIBUTIONS
24	TAX ISSUES
25	IF YOU SELL OR EXCHANGE YOUR SHARES

27	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
27	HOW TO BUY SHARES
41	HOW TO SELL YOUR SHARES
45	HOW TO EXCHANGE YOUR SHARES

49	FINANCIAL HIGHLIGHTS
49	INTRODUCTION
50	CLASS A SHARES
51	CLASS B SHARES
52	CLASS C SHARES
53	CLASS Z SHARES

54	GLOSSARY
54	FUND INDEXES

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital through investment in equity securities of foreign issuers.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 30 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 64.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5%	1%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	None

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	1.00	1.00	1.00	1.00
+ Distribution and service (12b-1) fees	.30	1.00	1.00	None
+ Other expenses	.41	.41	.41	.41
= Total annual Fund operating expenses	1.71	2.41	2.41	1.41
- Fee waiver or expense reimbursement	(.05)	None	None	None
= Net annual Fund operating expenses	1.66	2.41	2.41	1.41

° The distributor of the Fund has contractually agreed to February 29, 2012 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This waiver may not be terminated by the distributor prior to February 29, 2012. The decision on whether to renew, modify or discontinue the waiver is subject to review by the distributor and the Fund's Board of Directors.

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,055	$1,423	$2,454	$709	$1,055	$1,423	$2,454
Class B	$744	$1,051	$1,385	$2,492	$244	$751	$1,285	$2,492
Class C	$344	$751	$1,285	$2,746	$244	$751	$1,285	$2,746
Class Z	$144	$446	$771	$1,691	$144	$446	$771	$1,691

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We look for investments that we think will increase in value over a period of years. To achieve our objective, we invest primarily in the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Under normal circumstances, we invest at least 65% of the Fund's total assets in common stock and preferred stock of foreign companies in at least three different countries, without limit as to the amount of Fund assets that may be invested in any single country. We may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not in the U.S.

The Fund's assets are managed by two subadvisers. Each subadviser uses a value investment style when deciding which securities to buy for the Fund. That is, each subadviser invests in stocks that it believes are undervalued, given the issuer's financial and business outlook. When a security is no longer undervalued, or the subadviser believes it cannot maintain its current price, it considers selling that security.

While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility in the recent past. The financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Foreign Securities Risk. Investing in securities of non-U.S. issuers (including Yankee Obligations) generally involves more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging countries, may be less stable and more volatile than in the U.S. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system. Additionally, the changing value of foreign currencies could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in foreign securities may be subject to non-U.S. withholding and other taxes. Investments in emerging markets are subject to greater volatility and price declines.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Geographic Concentration Risk. Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.

Annual Total Returns % (Class A Shares)[1]
Best Quarter: 2nd Quarter 2009 26.78% Worst Quarter: 4th Quarter 2008 -22.07%

1 Sales loads or account fees are not reflected in the bar chart, and if these amounts were reflected, returns would be less than shown. The Fund's previous prospectus presented returns for Class Z shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. The return of the Class A shares from 1-1-10 to 9-30-10 was 3.18%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years
Class B Shares	26.35	3.30	0.54
Class C Shares	30.37	3.46	0.55
Class Z Shares	32.78	4.51	1.55

Class A Shares %
Return Before Taxes	25.13	3.09	0.74
Return After Taxes on Distributions	25.01	2.17	0.10
Return After Taxes on Distributions and Sale of Fund Shares	16.50	2.69	0.59

° After-tax returns are calculated using the highest historical individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. The Fund's previous prospectus presented returns for Class Z shares; returns for Class A shares are now shown for consistency with the prospectuses of the other funds in the Prudential Investments fund family. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses, or taxes)
MSCI EAFE ND Index	31.78	3.54	1.17
Lipper Average	29.55	3.39	0.38

MANAGEMENT OF THE FUND

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner & Portfolio Manager	December 2004
		Menno Vermuelen, CFA	Partner, Portfolio Manager & Sr. Quantitative Analyst	December 2004
		Puneet Mansharamani, CFA	Partner, Portfolio Manager & Sr. Quantitive Analyst	January 2006
	Thornburg Investment Management, Inc.	William V. Fries, CFA	Managing Director, Co-Portfolio Manager	December 2004
		Wendy Trevisani	Managing Director, Co-Portfolio Manager	December 2004
		Lei Wang, CFA	Managing Director, Co-Portfolio Manager	December 2004

BUYING AND SELLING SHARES OF THE FUND

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to seek long-term growth of capital through investment in equity securities of foreign issuers. This means we seek investments — primarily the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes — that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

  its securities are traded principally on stock exchanges in one or more foreign countries;
  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;
  it maintains 50% or more of its assets in one or more foreign countries;
  it is organized under the laws of a foreign country; or
  its principal executive office is located in a foreign country.

While we make every effort to achieve our objective, we can't guarantee success.

In selecting securities for the Fund, each subadviser follows a value style of investing, but utilizes different strategies in deciding which securities to buy:

LSV Asset Management (LSV) utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of the Fund in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Thornburg Investment Management (Thornburg) adheres to a relative value investment style. Thornburg employs a bottom-up investment process that seeks to acquire promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Thornburg's investment philosophy defines value in three categories:

Basic Value: stocks of financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power;

Consistent Earners: growing companies with steady earning and dividend growth that are selling at attractive values and are priced below historical norms;

Emerging Franchises: value-priced companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate.

Thornburg invests primarily in foreign securities, and under normal market conditions invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. Thornburg's portfolio is relatively focused, investing in 50-75 securities at the present time. Thornburg's sell discipline is important in the execution of its investment process. Stocks are sold for the following reasons: (1) target price achieved; (2) change in the business or industry fundamentals, or determination that the investment thesis is no longer valid; or (3) more attractive investment opportunities. Thornburg may hedge currencies utilizing forward contracts.

Both subadvisers may also invest in American Depositary Receipts (ADRs). ADRs are certificates that represent an equity investment in a foreign company or some other foreign issuer. ADRs are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. Certain ADR programs are established without the participation of the foreign issuer and as a result, there may be less information available about the foreign issuer.

For more information, see "Investment Risks" and the Statement of Additional Information for Prudential World Fund, Inc. (the "SAI"), "Investments, Risks and Considerations." The SAI contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors (the Board) can change investment policies that are not fundamental.

Division of Assets Strategy. Under normal conditions, there will be an approximately equal division of the Fund's assets between its two subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided between the two subadvisers as the Manager (Prudential Investments LLC or PI) deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment or that the two subadvisers may simultaneously favor the same industry or issuer. The Manager will monitor the Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration and to ensure issuer diversification. In addition, if one subadviser buys a security as the other subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax treatment as a regulated investment company, the Manager may also have to sell securities on a periodic basis and the Fund could realize capital gains that would not otherwise have occurred.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

Equity-Related Securities. The Fund may invest in equity-related securities. These include securities that may be converted into or exchanged for common stock or the cash value of common stock - known as convertible securities - like rights and warrants. Other equity-related securities in which the Fund may invest include investments in various types of business ventures, including partnerships and joint ventures and securities of real estate investment trusts (REITs).

Fixed-Income Obligations, Including Bonds and Money Market Instruments. Fixed-income obligations include bonds and notes. The Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively). The Fund also may invest in obligations that are not rated, but that the subadviser believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization. The Fund uses money market instruments for cash management purposes only.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Derivative Strategies. The Fund may use various derivative strategies to try to improve the Fund's returns. The Fund may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, index and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, the investment subadviser tries to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark, will go up or down at some future date. The Fund may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives the Fund may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the "Commission").

Because the Fund is a global fund and invests in securities denominated in different foreign currencies, the Fund may use "currency hedges." Currency hedges can help protect the Fund's net asset value from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities limits the Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes of the the clearance of transactions and may pledge up to 20% of the value of its total assets to secure those borrowings); lends its securities to others (the Fund can lend up to 33 1/3 % of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Foreign Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, and custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Equity and Equity Related Securities
Risks	Potential Rewards

  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Non-Principal Investment Strategies

Fixed-Income Securities
Risks	Potential Rewards

  A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.
  Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.
  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.
  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
  Most bonds will rise in value when interest rates fall.
  A source of regular interest income.
  Generally more secure than stocks since companies must pay their debts before paying stockholders.
  Investment-grade obligations have a lower risk of default.
  Bonds with longer maturity dates typically have higher yields.
  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Money Market Instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

Principal & Non-Principal Strategies: Investment Limits

  Foreign securities: At least 65%
  Equity and equity-related securities: At least 65% in common stocks. Up to 100% in U.S. equities on a temporary basis
  Fixed-income securities: Up to 35% in investment-grade bonds; up to 5% in high yield "junk" bonds
  Derivatives: Up to 25% of net assets
  Illiquid securities: Up to 15% of net assets
  Money market instruments: Up to 100% on temporary basis

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended October 31, 2010, the Fund paid PI management fees of 1.00% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of October 31, 2010, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $139.2 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with non-affiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers engaged or material amendments to subadvisory agreements made pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders for the Fund's most recent fiscal year, which is available at the end of December each year.

INVESTMENT SUBADVISERS

LSV Asset Management and Thornburg Investment Management, Inc. are the subadvisers to the Fund, and have served as such since December 2004. PI has responsibility for all investment advisory services, supervises the subadvisers and pays the subadvisers for their services. Additional information about the subadvisers appears below.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of October 31, 2010, LSV had approximately $60.7 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of October 31, 2010, Thornburg had approximately $68.7 billion in assets under management. Thornburg's address is 2300 North Ridgetop Road, Santa Fe, NM 87506.

PORTFOLIO MANAGERS

The LSV segment of the Fund is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 32 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 19 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani has served as a Partner and Portfolio Manager since January 2006 and a Senior Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience. Prior to joining LSV Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

The Thornburg segment of the Fund is co-managed by William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg, and Lei Wang, CFA, also a Managing Director of Thornburg. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act of 1940, as amended (1940 Act) with respect to each of the Class A, Class B and Class C shares. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B and C shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Annual Fund Operating Expenses" table.

Because the fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an individual retirement account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2013, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to non-corporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2013, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual, estate, or certain type of trust will be subject to a 3.8% Medicare tax on the lesser of (1) the U.S. shareholder's "net investment income," including Fund distributions and net gains from the disposition of Fund shares, and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend and/or capital gains distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next Net Asset Value (NAV) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see Additional Shareholder Services in the next section.

The chart below sets forth the expected minimum frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of ordinary income distributions and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends and distributions in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends and distributions are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase on or Before a Record Date
If you buy shares of the Fund on or before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment may have come back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential Investments mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals and other non-corporate shareholders, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2013, and 20% thereafter, for shares held for more than one year.

If you sell shares of the Fund at a loss, you may have a capital loss which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale or exchange of the shares.

If you exchange your Fund shares for shares of another class of the Fund, this is generally not a taxable event and should not result in realization of a capital gain or loss by you. If you exchange your shares of the Fund for shares of another Prudential Investments mutual fund, this is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above. Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
The conversion of Class B shares into Class A shares — which happens automatically approximately seven years after purchase — is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B shares, see Class B Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Shares of the Fund.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%.
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge (or in certain cases, CDSC) vs. Class B's CDSC vs. Class C's lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  Because Class R and Z shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class R or Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the Prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	generally none
Minimum amount for subsequent purchases	$100	$100	$100	None
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the sale proceeds)	1% (on investments of $1 million or more redeemed within 1 year)	5%(Yr.1) 4%(Yr.2) 3%(Yr.3) 2%(Yr.4) 1%(Yr.5/6) 0%(Yr.7)	1%(Yr.1)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	None

Notes to Share Class Comparison Table:
° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000. The minimum initial and subsequent investment for AIP accounts is $50 (if your shares are held through a broker or other financial intermediary, the broker or intermediary is responsible for determining the minimum initial and subsequent investment for AIP accounts).
° If the value of your Class A, Class B, or Class C account with PMFS is less than $2,500, the Fund will deduct a $15 annual small account maintenance fee from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Prudential Investments family of mutual funds. For more information, see "Purchase, Redemption and Pricing of Fund Shares -Small Account Maintenance Fee" in the SAI.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)." Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class B shares and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1% and .75 of 1%, respectively.
° The Distributor of the Fund has contractually agreed until February 29, 2012 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of Prudential Investments mutual fund shares you or the group already own, (2) the value of money market shares (other than Direct Purchase money market shares) you or an eligible group of related investors have received for shares of other Prudential Investments mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing; or
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Investments mutual funds within 13 months.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A shares and any other share class for which a sales charge is paid, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge); and
  for all other share classes, the value of existing shares is determined by the NAV.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouses, children and parents) of Prudential and its affiliates, the Prudential Investments mutual funds, and the investment subadvisers of the Prudential Investments mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in IRAs, provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or
  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. Investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;
  Current and former Directors/Trustees of mutual funds managed by PI or any other affiliate of Prudential;
  Prudential, with an investment of $10 million or more (except that seed money investments by Prudential in other Prudential funds may be made in any amount);
  Prudential funds, including Prudential fund-of-funds; and
  Qualified state tuition programs (529 plans).

How Financial Services Firms are Compensated for Selling Prudential Investments Mutual Funds

Prudential Investments Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Prudential Investments Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Prudential Investments mutual fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a Prudential Investments mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular Prudential Investments mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the Prudential Investments mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Prudential Investments mutual fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial services firms and registered representatives so that the Distributor may retain all or a portion of such fees.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager or certain of its affiliates (but not the Distributor) may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's or certain affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1. The Manager or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager or certain of its affiliates (but not the Distributor) may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager and/or certain of its affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager and certain of its affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager and/or certain of its affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager and/or certain of its affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager and/or certain of its affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager and/or certain of its affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC).

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly for Class B shares, not on the anniversary date of your purchase.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion. For more information, see the SAI.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan (AIP). You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $50 monthly.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes - which is usually 4:00 p.m. New York time - to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records;
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares, and 12 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid — or at least minimize — the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. The rate decreases on the anniversary date of your purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC — Class B Shares
The CDSC will be waived if the Class B shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;
  To provide for certain distributions — made without IRS penalty — from a qualified or tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would be responsible for any tax consequences associated with owning the securities.

Involuntary Redemption of Small Accounts
If the value of your account with PMFS is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the SAI.

Small Account Maintenance Fee
If the value of your account is with PMFS is less than $2,500 with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "How to Buy Shares" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund and share class without paying an initial sales charge. If you paid a CDSC when you redeemed your Class A, B, or C shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential Investments mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the Prudential Investments mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class Q, Class R, Class X, or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

For investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential relating to mutual fund "wrap" or asset allocation programs or mutual fund "supermarket" programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential Investments money market funds are excluded from this policy. In addition, the policy does not apply to the Prudential Asset Allocation Funds and the Prudential Real Assets Fund, when available, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the Prudential Investments fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate the Fund's financial performance for the fiscal years ended October 31, 2010, 2009, 2008, 2007 and 2006. Certain information reflects financial results for a single fund share. The total return in each chart represents the rate that a shareholder would have earned on an investment in the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

CLASS A SHARES

(fiscal years ended 10/31)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$18.45	$15.28	$34.10	$27.12	$21.88
Income (loss) from investment operations:
Net investment income	.22	.20	.44	.51	.45
Net realized and unrealized gain (loss) on investments	1.71	3.59	(14.93)	7.85	5.61
Total from investment operations	1.93	3.79	(14.49)	8.36	6.06
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.62)	(.38)	(.03)	(.50)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.12)	(.62)	(4.33)	(1.38)	(.82)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$20.29	$18.45	$15.28	$34.10	$27.12
Total Return(a):	10.68%	26.03%	(48.33)%	32.15%	28.59%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of year (000)	$45,598	$45,945	$40,580	$91,221	$73,289
Average net assets (000)	$44,626	$39,582	$71,618	$84,344	$67,590
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.66%	1.65%	1.56%	1.57%	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	1.17%	1.30%	1.79%	1.74%	1.83%
For Class A, B, C and Z shares:
Portfolio turnover rate	40%	40%	27%	44%	48%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on the average daily number of shares outstanding.
(c) The distributor of the Fund has contractually agreed through to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d) Does not include expenses of the underlying portfolio in which the Series invests.

CLASS B SHARES

(fiscal years ended 10/31)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$17.64	$14.58	$32.73	$26.24	$21.19
Income (loss) from investment operations:
Net investment income	.08	.08	.24	.24	.19
Net realized and unrealized gain (loss) on investments	1.63	3.45	(14.29)	7.60	5.49
Total from investment operations	1.71	3.53	(14.05)	7.84	5.68
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.47)	(0.15)	-	(.31)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.01)	(.47)	(4.10)	(1.35)	(.63)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$19.37	$17.64	$14.58	$32.73	$26.24
Total Return(a):	9.86%	25.11%	(48.74)%	31.17%	27.51%

Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$3,093	$3,839	$5,143	$16,279	$19,141
Average net assets (000)	$3,314	$3,985	$10,730	$16,627	$19,346
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees	2.41%	2.40%	2.31%	2.32%	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	.43%	.58%	1.01%	.84%	.78%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on the average daily number of shares outstanding.
(c) Does not include expenses of the underlying portfolio in which the Series invests.

CLASS C SHARES

(fiscal years ended 10/31)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$17.66	$14.60	$32.77	$26.27	$21.21
Income (loss) from investment operations:
Net investment income	.07	.08	.24	.27	.23
Net realized and unrealized gain (loss) on investments	1.65	3.45	(14.31)	7.58	5.46
Total from investment operations	1.72	3.53	(14.07)	7.85	5.69
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.47)	(0.15)	-	(.31)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.01)	(.47)	(4.10)	(1.35)	(.63)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$19.40	$17.66	$14.60	$32.77	$26.27
Total Return(a):	9.91%	25.08%	(48.74)%	31.17%	27.53%

Ratios/Supplemental Data	2010	2009	2008	2007	2006
Net assets, end of year (000)	$6,828	$7,507	$7,355	$17,938	$15,962
Average net assets (000)	$6.760	$6,807	$13,571	$16,297	$14,909
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees	2.41%	2.40%	2.31%	2.32%	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	.42%	.58%	1.04%	.94%	.98%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on the average daily number of shares outstanding.
(c) Does not include expenses of the underlying portfolio in which the Series invests.

CLASS Z SHARES

(fiscal years ended 10/31)

Per Share Operating Performance:	2010(b)	2009(b)	2008(b)	2007(b)	2006(b)
Net Asset Value, Beginning of Year	$18.55	$15.37	$34.30	$27.26	$22.02
Income (loss) from investment operations:
Net investment income	.26	.24	.50	.60	.28
Net realized and unrealized gain (loss) on investments	1.74	3.62	(15.02)	7.89	5.84
Total from investment operations	2.00	3.86	(14.52)	8.49	6.12
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.68)	(.46)	(.10)	(.56)
Distributions from net realized gains	-	-	(3.95)	(1.35)	(.32)
Total dividends and distributions	(.16)	(.68)	(4.41)	(1.45)	(.88)
Capital Contributions	.03	-	-	-	-
Net Asset Value, end of year	$20.42	$18.55	$15.37	$34.30	$27.26
Total Return(a):	11.01%	26.41	(48.23)%	32.50%	28.78%

Ratios/Supplemental Data:	2010	2009	2008	2007	2006
Net assets, end of year (000)	$159,020	$136,238	$115,710	$234,828	$177,008
Average net assets (000)	$139,023	$115,310	$186,380	$206,798	$170,067
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.40%	1.31%	1.32%	1.40%
Net investment income	1.41%	1.58%	2.06%	2.02%	1.13%

(a) These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on the average daily number of shares outstanding.
(c) Does not include expenses of the underlying portfolio in which the Series invests.

GLOSSARY

FUND INDEXES

MSCI EAFE ND Index. The Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index is a weighted unmanaged index of performance that reflects stock price movements of developed-country markets in Europe, Australasia and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. The securities in the MSCI EAFE ND Index may be very different from those in the Fund. Source: Lipper Inc.

Lipper Average. The Lipper Average is based on the average return of all mutual funds in the Lipper International Large-Cap Core Funds category. Returns do not include the effect of any sales charges or taxes. Returns would be lower if sales charges or taxes were reflected. Source: Lipper Inc.

Back Cover

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 WEBSITE www.prudentialfunds.com	TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.)

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows (the SEC charges a fee to copy documents):
MAIL Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information about the Fund. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Prudential International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800
MF115STAT	The Fund's Investment Company Act File No. 811-03981